UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 16, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	0-27084	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 16, 2007, Medical Solutions Management Inc. (the “Company”) entered into a note purchase agreement with Vicis Capital Master Fund (“Vicis”) pursuant to which the Company issued a promissory note in the principal amount of $1,000,000 in favor of Vicis and a warrant for 2,500,000 shares of the Company’s common stock. The Company received $1,000,000 in cash in consideration for the issuance of the promissory note and the warrant.

The maturity date of the promissory note is December 16, 2008. Interest accrues under the note at the rate of 5% per annum. The Company is not permitted to prepay principal or interest under the promissory note. Under the note purchase agreement, Vicis has the option to convert the promissory note into equity or convertible debt securities sold by the Company in connection with a future financing on the terms and conditions of such financing, subject to a discount of 16.67% of the price per security offered by the Company. Upon such conversion, the Company shall have no obligations under the promissory note.

The exercise price of the warrant is $0.40 per share (subject to adjustment upon the occurrence of certain events) and will be exercisable for 5 years. The Company and Vicis also entered into a Registration Rights Agreement with respect to the shares to be issued upon exercise of the warrant, whereby Vicis would be allowed to participate in any future registration of the Company’s shares of common stock, subject to the limitations in the agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Note Purchase Agreement dated December 16, 2007 between Medical Solutions Management and Vicis Capital Master Fund

10.2	Promissory Note dated December 16, 2007 issued in favor of Vicis Capital Master Fund

10.3	Series CS Warrant to Purchase Shares of Common Stock No. CS-13 dated December 16, 2007 issued in favor of Vicis Capital Master Fund

10.4	Registration Rights Agreement dated December 16, 2007 between Medical Solutions Management Inc. and Vicis Capital Master Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Brian Lesperance
Name:	Brian Lesperance
Title:	President and Treasurer

EXHIBIT LIST

Exhibit	Description
10.1	Note Purchase Agreement dated December 16, 2007 between Medical Solutions Management Inc. and Vicis Capital Master Fund

10.2	Promissory Note issued December 16, 2007 in favor of Vicis Capital Master Fund

10.3	Series CS Warrant to Purchase Shares of Common Stock No. CS-13 dated December 16, 2007 issued in favor of Vicis Capital Master Fund

10.4	Registration Rights Agreement dated December 16, 2007 between Medical Solutions Management Inc. and Vicis Capital Master Fund